INDEPENDENT CONTRACTOR AGREEMENT

     THIS  INDEPENDENT   CONTRACTOR   AGREEMENT  dated  as  of  April  29,  2002
("Agreement") is by and between Bally Total Fitness Corporation ("Bally") and POP STARZ, INC. ("Contractor").



                              W I T N E S S E T H:

     In consideration for the promises made by the parties to each other in this Agreement, Bally and Contractor agree as follows:

1. It is Bally's desire to give children of its members and guests access to the services provided by Contractor described on Exhibit A attached hereto and made a part hereof ("Services") at the clubs listed on Exhibit A ("Club" or "Clubs") and Contractor desires to provide these Services, all on the terms and conditions set forth in this Agreement.

2. Subject to the terms and conditions set out herein, the Contractor will have limited access to the group exercise room (or other location selected by Bally) in the Clubs solely for the purpose of providing the Services on a direct fee basis. The parents of the Children receiving the Services will pay Contractor directly for the Services provided. Bally will bear no responsibility to Contractor, Contractor's customers, or Bally members for the payment or collection of any fees or refunds from any Contractor's customer or in connection with the Services. The Contractor will not be entitled to any payments of any kind from Bally relating to the performance of the Services. The Contactor expressly disclaims and disavows any entitlement to such payments, including the payment of wages of any kind. Except as set out specifically herein, nothing in this Agreement limits in any way the freedom of the Contractor to enter into similar contracts with other entities for the performance of the Services at locations other than the Clubs or to perform the Services under other circumstances elsewhere. Contractor agrees that, during the Term, Contractor will not provide hip hop dance or group exercise classes to any other health club, gym, fitness facility, or spa in Florida except for Y2 Fitness Club located at 141 Northwest 20th Street, Boca Raton, Florida and the Top Production Level Troupe which is a professional; level troupe of children, teens and adults chosen through an audition and which performs at events for a fee and is located in southern Florida. Bally agrees that, during the Term, Bally will not offer funky hip hop dance classes for children ages 3 through 17 in those Clubs where Contractor is then holding the Classes (as such term is defined on Exhibit A).


3. Contractor agrees to maintain, at its expense, General Liability insurance, including Completed Operations Liability insurance as will fully protect Contractor, its officers, directors, agents and employees from claims, including, but not limited to, claims for consequential damages, resulting from the goods or services which are the subject of this Agreement. Such policies shall be written on an occurrence form and with insurers carrying a minimum Best rating of A. They shall evidence deductibles in amounts Satisfactory to Bally and shall provide Combined Single Limits of at least $1,000,000. Contractor agrees to provide umbrella coverage in minimum limits of $2,000.000.Contractor will add Bally and any other party designated by Bally as an additional insured on such policies and provide Bally with a certificate of insurance (or, upon Bally's request, policies) along with the applicable additional insured endorsement evidencing such coverage, within ten (10) days after Contractor receives this Agreement. (A Vendor's endorsement is not an acceptable substitute for the additional insured endorsement.) Such policies must provide that coverage thereunder shall not be terminated, materially changed, or renewal refused without at least ten (10) days prior written notice to Bally. Contractor will also provide Worker's Compensation coverage in statutory limits. Contractor agrees that all Services shall be done by Contractor as an independent contractor and that the persons doing such work shall not be considered employees of Bally. In addition, Contractor agrees to maintain all other insurance coverage which may be deemed necessary by Bally. The Contractor is solely responsible for the harm caused to person or property as a result of its actions or conduct.

4. Bally agrees to give the Contractor reasonable, but limited, access to its members art the Clubs for the purpose of allowing solicitation of the members for the provision of the Services. Access to members will not include telephone or mail solicitation of members at their homes or at their places of work. The Contractor is specifically prohibited by this Agreement from soliciting Bally members in these specific manners and in all cases, no solicitation of Bally members shall be permitted outside of the Club unless such solicitation is part of a larger solicitation not directed specifically at Bally members. No solicitation of Club guests in the Club shall be permitted at any time or in any manner. Bally agrees to refer all inquiries about the Services to Michelle Tucker at Contractor's business office.

     Contractor agrees to provide, in advance to Bally, samples of all written promotional or other materials that it wishes to post or distribute in conjunction with its Services. All such materials shall clearly indicate that the Services are the sole undertaking and responsibility of Contractor and shall not imply or suggest any ownership, sponsorship, liability or participation by Bally other than as provided herein. The posting, publication or distribution of such materials must have Bally's prior written approval, which Bally has no obligation to give. Contractor agrees that it will not issue any press releases in any medium pertaining to Contractor's operations at the Club, unless such press releases have been preapproved by Bally in its sole discretion.

5. Contractor agrees to pay Bally a fee of $50 (fifty dollars) per each hour of classes held in any of the Clubs in connection with the Services during each month (collectively, "Monthly Fee"). Contractor shall pay the Monthly Fee by check or money order (no cash) for a given month on or before the fifth (5th) day of the immediately succeeding month. The Monthly Fee must be sent to Bally c/o 750 West Sunrise Blvd., Ft. Lauderdale, FL 33322,
     Attention: Donna Bishop. Any partial hour of classes will be rounded up to a full hour. Contractor's obligation to pay the Monthly Fee incurred for the months of the Term of this Agreement shall survive termination or expiration of this Agreement.

6. The parties to this Agreement acknowledge and agree that the Contractor is any independent contractor and is not an employee of Bally. As an independent contractor, the Contractor retains full independence in exercising judgment as to the manner and method of its performance. Nevertheless, at all times Contractor and the Services shall not interfere with the operation of any Club, nor with any Club patrons or employees and Contractor shall comply with all licensing, health and all other laws, rules and regulations of any government entity and obtain all licensing for the music used in its classes, as well as the Club rules and regulations and those of the Clubs' landlords. Contractor shall provide the Services in the location specified by Bally in each of the Clubs. Times for the Services are as set out on Exhibit A. Contractor represents and warrants that it has received all necessary licenses, permits, and registrations in connection with the Services. Contractor is, and shall be, solely responsible for reporting and paying all federal, state, and local taxes and assessments on the fees collected from members for the Services, including self-employment taxes, if applicable. Contractor hereby indemnifies and holds Bally harmless from and against all liability for taxes owed to federal, state or local taxing authorities relating to fees received by Contractor under this Agreement.

7. Except as set out otherwise herein, the term of this Agreement shall begin on the date I is signed and delivered by both parties and end 24 months thereafter ("Term"). Notwithstanding the foregoing, the parties agree that Bally may, in its sole discretion, reevaluate the financial terms of the Agreement six (6) months after the beginning of the Term. In the event Bally desires to change such financial terms, it will provide Contractor with written notification of such changes within twenty (20) business days thereafter. If Contractor agrees to such changed financial terms it need not provide any response to Bally, Contractor will be subject to such revised financial terms twenty (20) business days after such notice and the Agreement will then be deemed automatically amended to incorporate such revised terms. If Contractor does not agree to such changed financial terms, it must provide Bally with written notice of such disagreement no later than nineteen (19) business days after the notice from Bally, and the Agreement will automatically terminate sixty (60) days after such notice of disagreement from Contractor. In addition, if Contractor breaches any provision of this Agreement and fails to cure such breach within ten (10) business days after notice thereof from Bally, Bally may terminate this Agreement upon at least ten (10) business days prior written notice to

     Contractor and Bally will also be entitled to all other available remedies, in law or in equity. In addition, Bally may terminate the Agreement, without cause, upon ninety (90) days prior written notice to Contractor.

8. Contractor shall not use any Bally names, tradenames, trademarks, service marks, logos or other intellectual property of Bally except to use a Club name when giving the location of the Services to be provided, in completing licensing forms required by government entities in connection with the Services or in advertising and promotional materials which have received Bally's prior written approval. In addition, Contractor agrees that it will not make any informational pr press releases, in any media, about the Services, this Agreement, or any terms of this Agreement, without obtaining Bally's prior written approval thereto.

9. Contractor hereby agrees to indemnify, defend and hold Bally and its parent, subsidiaries, affiliates, employees, and agents, harmless against any claim, damage, or liability including, without limitation, reasonable attorney's fees and court costs and personal injury or property loss which occurs or arises out of the Contractor's use of Bally facilities, the
     provision  of  Services,   of  the  Contractor's  presence  in  the  Clubs.
     Contractor hereby releases Bally, its parent, subsidiaries, affiliates, employees, and agents from any and all liability for Contractor's own injury or loss of its personal property, except where same was caused by the gross negligence of Bally. This provision shall survive the expiration or other termination of this Agreement.

10. Notwithstanding anything to the contrary contained herein, the expiration of the term of this Agreement shall not relieve Contractor from obligations accruing prior to the expiration of the term.

11. This Agreement shall bind all inure to the benefit of the parties hereto, their personal representatives, successors and assigns.

12. This document contains the entire agreement between the parties and supersedes all prior or concurrent agreements between the parties if any, written or oral, with respect to the subject matter hereof.

13. This Agreement may not be varied, modified or amended except by an agreement in writing duly signed by the parties.

14. This Agreement shall be governed by and interpreted according to the laws of the State of Florida with respect to contracts entered into therein and to be performed therein. If litigation is necessary to enforce the terms of this Agreement, the prevailing party shall be awarded reasonable attorney's fees and all cost of suits.

15. All notices to be given hereunder shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid, or by express mail delivery service,

     if to Bally at:             Bally Total Fitness Corporation
                                 750 West Sunrise Boulevard
                                 Ft. Lauderdale, FL  33311
                                 Attn: Area Director


     with a copy to:             Bally Total Fitness Corporation
                                 8700 West Bryn Mawr Avenue
                                 Chicago, Illinois  60631
                                 Attention:  General Counsel

     and if to Contractor, at:   Pop Starz, Inc.
                                 2500 North Military Trail, Suite 225-D
                                 Boca Raton, FL  33431

     Either party may, at any time, notify the other in writing of a substitute address, and thereafter notices shall be directed thereto. Notice given as aforesaid shall be sufficient and deemed given as of the date received at the designated address.

16. Contractor acknowledges that the name, reputation, and good will of Bally shall constitute valuable and unique assets. Thus, Contractor represents and warrants that neither it nor any of its employees or independent contractors (a) have been convicted of, or granted immunity from prosecution for, any crime relating to moral turpitude, or (b) have not been charged or arrested for any misdemeanor or crimes involving minors.

17. If Contractor's business is a partnership or other business organization the members of which are subject to personal liability or if Contractor's business is two (2) or more individuals or entities, the liability in connection with this Agreement of each such member, individual or entity shall be deemed joint and several.

18. If the Clubs are leased or subleased by Bally, then this Agreement shall be subject and subordinate to each and every term and condition of any such lease and/or sublease of which Contractor has been notified by Bally.


     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.


                         BALLY TOTAL FITNESS CORPORATION


                       By: /s/ Steven Butler
                               Steven Butler,

                       Its: Area Director



                                 POP STARZ, INC.


                             By: /s/ Michelle Tucker
                                     Michelle Tucker, President

                        Its: President

                                    Exhibit A



Club Location and Description of Services


Contractor agrees to provide the following Services at the Clubs and times listed in this Exhibit A.

Services: "Funky," "hip hop" dance instruction to children ages 3 through 17 ("Classes"). Minimum Class size is five and maximum Class size is forty. Each Class will last 60 minutes. Contractor must begin holding the Classes in at least one of the Clubs beginning no later than thirty (30) days after the first day of the Term. Contractor may also provide funky, hip hop dance instruction to adults at the Clubs pursuant to the schedule set out in this Exhibit A and for the same Monthly Fee as the Classes, but such instruction for adults can not begin until after June 30, 2002, with the actual post June 30 start date to be as mutually agreed upon by the parties. Adult Classes will be for sixty (60) minutes with a minimum class size of five and maximum of forty.

Contractor will bring only the following equipment into the Clubs:   N/A

For each class and remove this equipment promptly at the conclusion of each class. Contractor's equipment cannot be stored at the Clubs.

Provided that Contractor is conducting Classes pursuant to the schedule set out in this Exhibit A. Contractor will have the following one-time right of first refusal to conduct Classes at the two Bally Clubs located at North Miami Beach and West Miami, during the Term. In the event that Bally desires to hold hip hop dance instruction for 3 through 17 year olds at either or both of these two Clubs, Bally will contact Contractor and set out a proposed schedule for these Classes. Contractor will then have five (5) business days to agree or decline, in writing, to provide such Classes, pursuant to the schedule. If contractor declines to provide such Classes, Bally can then hold such Classes itself or have them provided by a third party.